 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 24, 2018

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On August 24, 2018, Marten Transport, Ltd. (“Marten”) entered into an Eighth Amendment to Credit Agreement (the “Amendment”) with U.S. Bank National Association, as agent (the “Agent”), and certain lenders party thereto (collectively, the “Lenders”). The Amendment amends that certain Credit Agreement, dated as of August 31, 2006, entered into by and among Marten, the Agent, and the Lenders (the “Original Agreement”), as modified by amendments dated as of January 1, 2007, November 30, 2007, May 27, 2011, December 10, 2012, December 22, 2014, November 4, 2015 and December 6, 2016 (collectively, the “Prior Amendments” and, together with the Original Agreement, the “Current Credit Agreement”). Marten previously filed copies of the Original Agreement and the Prior Amendments with the Securities and Exchange Commission.

The Amendment updates the Current Credit Agreement to (a) decrease the aggregate revolving credit amount of available borrowings from $40,000,000 to $30,000,000, (b) clarify the definition of LIBOR, (c) address certain regulatory requirements and (d) extend the term until August 24, 2023, unless terminated earlier. The obligations arising under the revolving credit facility continue to be guaranteed by each of Marten’s existing subsidiaries.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

Not Applicable.

(b)      Pro Forma Financial Information.

Not Applicable.

(c)      Shell Company Transactions.

Not Applicable.

(d)      Exhibits.

Exhibit No.	Description

10.1

Eighth Amendment to Credit Agreement, dated as of August 24, 2018, by and among Marten Transport, Ltd., as borrower, the banks party thereto as lenders, and U.S. Bank National Association, as agent for the lenders (included herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: August 28, 2018	By	/s/ James J. Hinnendael
James J. Hinnendael
Its: Executive Vice President and
Chief Financial Officer

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